UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 1, 2006

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

(a)     In August 2004, the Corporate Governance and Nominating Committee of the Board of Directors of Cephalon, Inc. (the “Company”) adopted an Aircraft Use Policy (the “Policy”) that addressed, among other things, the personal use of any aircraft owned by the Company (the “Aircraft”) by directors or executive officers of the Company.  Under the Policy, any director or executive officer who wishes to use the Aircraft for personal use is required to lease the Aircraft pursuant to an Aircraft Time Sharing Agreement with the Company and to pay the Company an amount equal to the aggregate actual expenses of each specific flight, up to the maximum established under the Federal Aviation Administration rules.  Incremental costs may include fuel, oil, lubricants and other additives, hanger and tie down costs away from the Aircraft’s home airport, travel expenses for crew, landing and parking fees, customs and immigration fees, insurance obtained for a specific flight, in-flight food and beverage costs, ground transportation, de-icing fees and flight planning and weather contract services.

On November 1, 2006, the Company and certain executive officers entered into Aircraft Time Sharing Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  On November 1, 2006, Frank Baldino, Jr., Ph.D. entered into a Second Amended and Restated Aircraft Time Sharing Agreement that matches the form agreement attached hereto as Exhibit 10.1 in form and substance.

(b)     On November 1, 2006, the Company entered into an Executive Severance Agreement (the “Agreement”) with Lesley Russell, Executive Vice President Worldwide Medical and Regulatory Operations.  The form of the Agreement was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2002 and incorporated herein by reference.  The cover page of the form of Agreement listing the executive officers should be considered revised to reflect the addition of Ms. Russell and the deletion of Paul Blake, former Executive Vice President, Worldwide Clinical and Regulatory Affairs, as set forth in Exhibit 10.3 attached hereto and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

None

(b)     Pro Forma Financial Information

None

(c)     Exhibits

Number	Description
10.1	Form of Aircraft Time Sharing Agreement dated November 1, 2006 between the Company and Certain Executive Officers

10.2

Form of Executive Severance Agreement between Certain Executive Officers and the
Company (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly
Report on Form 10-Q for the period ending June 30, 2002)

10.3	List of Executive Officers Subject to the Form of Severance Agreement between Certain Executive Officers and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: November 6, 2006	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Aircraft Time Sharing Agreement dated November 1, 2006 between the Company and Certain Executive Officers

10.2

Form of Executive Severance Agreement between Certain Executive Officers and Cephalon, Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2002)

10.3	List of Executive Officers Subject to the Form of Severance Agreement between Certain Executive Officers and the Company